Exhibit 10.1

SECOND AMENDMENT TO

CONSULTING AGREEMENT

WHEREAS, the Company and the Consultant entered into a Consulting Agreement effective the 1st day of June, 2003, which agreement was amended and restated by the Consulting Agreement (the "Agreement") between Edward L. Moses and Horizon Offshore Contractors, Inc., entered into the 3rd day of December, 2003, and amended as of 1st day of April, 2004, (the "First Amendment"); and

WHEREAS the parties do hereby agree as follows the desire to amend the Agreement as provided herein to conform the Agreement to the intent of the parties at the time the Agreement was signed;

NOW THEREFORE, for the mutual promises and covenants set forth herein this, the Second Amendment to the Agreement is entered into by and between the parties effective the 8th day of November, 2004:

1.     Unless otherwise defined herein, all capitalized terms shall have the meaning assigned to them in the Agreement.

2.     The first and second sentences only of Section 1 (c) is deleted in its entirety and replaced by the following, with the remainder of Section 1 (c) remaining as stated:

(c)     In exchange for Consultant's services and covenants hereunder, the Company shall pay Consultant a fee of U.S. $200,000.00 for services rendered from June 1, 2003 to May 31, 2004, and $30,000 for services for the remainder of the term of this Agreement.

3.     For the avoidance of doubt, the Parties agree that the total fees payable to Consultant for services rendered under the Agreement and any Amendment thereto is $355,000, and that of this amount, Consultant has received $334,900, so that upon signing this Second Amendment, Consultant will be entitled to payment of $20,100 in full and final satisfaction of his fees for services rendered.

3.     Except as expressly modified herein, all other terms and conditions of the Agreement and First Amendment are unchanged and remain in full force and effect.

/s/ Edward L. Moses	/s/ Bill J. Lam
Consultant	Horizon Offshore Contractors, Inc.

Date: November 8, 2004	Date: November 8, 2004